OTHER CURRENT LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2024
Other Liabilities, Current [Abstract]
Components of other current liabilities
Other current liabilities is comprised of the following:

(in thousands of $)	December 31, 2024	December 31, 2023
Deferred operating lease and advance charter hire revenue	28,742	23,645
Unfavorable contract liabilities (Note 10)	15,767	16,998
Current portion of operating lease liability (Note 11)	866	1,112
Mark-to-market liability on interest rate swaps (Note 21)	—	933
Debt guarantee liability (Note 22)	—	761
Other payables (1)	2,313	205
Other current liabilities	47,688	43,654
(1) Other payables includes the Company's obligation amounting to $2.3 million relating to EUAs due under the EU ETS (Note 2), of which $0.6 million is funded through EUAs received from charterers and included in “Current intangible assets, net” (Note 10) and $1.7 million of the obligation will be funded through EUAs due from charterers, included in “Other current assets” (Note 12).